UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2026

Advantage Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7676 Forsyth Boulevard, Fifth Floor
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 655-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 par value per share	ADV	NASDAQ Global Select Market

Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 6, 2026, Advantage Sales & Marketing Inc. (the “Company”), an indirect subsidiary of Advantage Solutions Inc. (the “Parent”), and certain of Parent’s subsidiaries (together with the Company, the “Company Parties”) entered into a Transaction Support Agreement (together with all exhibits, annexes and schedules thereto, the “Transaction Support Agreement”) with certain holders of the Company’s Existing Notes (as defined below) and certain lenders under the Company’s Existing Term Loan Facility (as defined below, and the term loans thereunder, the “Existing Term Loans”) (such holders and lenders, the “Supporting Parties,” and together with the Company Parties, the “Parties”) holding approximately 59.2% in aggregate principal amount of such Existing Notes and approximately 54.3% in aggregate principal amount of such Existing Term Loans, to define their commitments to support a series of transactions to be commenced by the Company Parties to comprehensively extend the maturities of the Company’s outstanding debt obligations (the “Maturity Extensions”).

The Maturity Extensions will be comprised of (1) (i) the solicitation of consents by the Company from holders of the Company’s 6.50% Senior Secured Notes due 2028 (the “Existing Notes”) to adopt certain proposed amendments to the indenture, dated as of October 28, 2020, by and among the Company, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, governing the Existing Notes and (ii) the offer by the Company to eligible holders of the Existing Notes to exchange their Existing Notes for New Notes (as defined below) and certain cash consideration (clauses (i) and (ii) together, the “Notes Transactions”), and (2) (i) the solicitation of consents by the Company from the lenders under the Company’s term loan facility (the “Existing Term Loan Facility”) outstanding under the First Lien Credit Agreement, dated as of October 28, 2020, by and among the Company, Karman Intermediate Corp., each lender from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent (as amended, restated, supplemented or otherwise modified from time to time, the “Existing First Lien Credit Agreement”) to adopt certain proposed amendments to the Existing First Lien Credit Agreement and (ii) the offer by the Company to lenders under the Existing Term Loan Facility to prepay their Existing Term Loans in exchange for new term loans under a new term loan facility and certain cash consideration.

Subject to the terms and conditions of the Transaction Support Agreement, the Parties have agreed, among other things, to (i) take all commercially reasonable efforts to commence the Notes Transactions by no later than February 12, 2026 and to consummate the Maturity Extensions by March 26, 2026, (ii) support and take all commercially reasonable efforts to facilitate the implementation and consummation of the Maturity Extensions and (iii) negotiate in good faith, execute and deliver the definitive documents for the Maturity Extensions. Additionally, the Parties have agreed to cooperate in good faith to facilitate certain amendments to, and an extension of the maturity of, the Company’s revolving credit facility (the “ABL Extension”). The consummation of the ABL Extension will not be a condition to the closing of the Maturity Extensions.

The obligations of the Parties to consummate the Maturity Extensions is subject to, and conditioned upon, the satisfaction or waiver of certain conditions set forth in the Transaction Support Agreement. The Transaction Support Agreement may be terminated under certain circumstances (subject to the survival of certain provisions), including, among others, by the Company on behalf of each of the Company Parties for the failure to satisfy (i) a minimum participation threshold subject to the mutual good faith determination by the Company Parties and the Majority Consenting Parties (as defined in the Transaction Support Agreement) that such minimum participation threshold will not be satisfied and (ii) certain debt holding thresholds of the Consenting Parties (as defined in the Transaction Support Agreement), in each case as more fully described in the Transaction Support Agreement. In addition, the Company Parties and the Majority Consenting Parties may terminate the Transaction Support Agreement at any time with mutual written consent. The Transaction Support Agreement will automatically terminate, among other circumstances, at 11:59 p.m., New York City time on March 26, 2026, unless extended with the mutual written consent of the Company and the Majority Consenting Parties (provided that any Supporting Party may terminate the Transaction Support Agreement solely with respect to itself in the event of any extension beyond April 9, 2026).

The Transaction Support Agreement also contains certain representations, warranties and other agreements by the Parties. The representations, warranties and covenants of each party set forth in the Transaction Support Agreement have been made only for purposes of, and were and are solely for the benefit of, the Parties and may be subject to limitations agreed upon by the Parties. In addition, certain representations and warranties were made only as of the date of the Transaction Support Agreement or such other date as is specified therein. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction

Support Agreement, which subsequent information may or may not be fully reflected in Parent’s public disclosures and no obligation to provide any such update is undertaken. Accordingly, the Transaction Support Agreement has been included with this filing only to provide investors with information regarding the terms of the Transaction Support Agreement, and not to provide investors with any other factual information regarding the Parties, their respective affiliates or their respective businesses.

The foregoing description of the Transaction Support Agreement and the transactions contemplated thereby, including the Maturity Extensions, is not complete and is qualified in its entirety by reference to the Transaction Support Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Consolidated financial statements of the Parent for the year ended December 31, 2025 are not yet available. The Parent is providing certain preliminary financial data, prepared by the Parent’s management, representing its estimates for the year ended December 31, 2025, attached to this report as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously reported, is being provided to holders of the Existing Notes in connection with the Exchange Offer (as defined below). Although management of the Parent is currently unaware of any items that would require the Parent to make adjustments to the preliminary financial data, it is possible that management of the Parent may identify such items as the Parent completes its financial statements and any resulting changes could be material.

The information in this Item 7.01 and Exhibit 99.1 hereto is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), if such subsequent filing specifically references this Form 8-K.

Item 8.01	Other Events.

In connection with its entry into the Transaction Support Agreement, on February 9, 2026, the Company commenced an exchange offer (the “Exchange Offer”) to exchange any and all of the Existing Notes for the Company’s newly issued 9.000% Senior Secured Notes due 2030 (the “New Notes”) and cash consideration.

Simultaneously with the Exchange Offer, the Company is soliciting consents (the “Consent Solicitation”) from holders of the Existing Notes to adopt certain proposed amendments to eliminate substantially all of the affirmative and negative covenants, mandatory offers to purchase, change of control provisions, and events of default provisions, and remove certain other provisions contained in the indenture, dated as of October 28, 2020, by and among the Company (formerly, Advantage Solutions FinCo LLC), the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, governing the Existing Notes and to terminate the guarantees of the Existing Notes provided by subsidiaries of the Company and release all of the collateral securing the Existing Notes.

The Exchange Offer is being made solely in accordance with, and subject to the terms and conditions set forth in, the Company’s confidential offering memorandum and consent solicitation statement, dated as of February 9, 2026 (the “Offering Memorandum”).

The Exchange Offer and Consent Solicitation will expire at 5:00 p.m., New York City time, on March 9, 2026 (such time and date, as the same may be extended, the “Expiration Date”), unless extended or earlier terminated, conditioned upon the satisfaction or waiver of the conditions thereto. The Settlement Date will be promptly after the Expiration Date and is currently expected to occur on March 11, 2026. The Company’s ability to amend, extend, terminate, or waive the conditions of the Exchange Offer are subject to certain terms and conditions set forth under the Transaction Support Agreement.

The New Notes will not be registered under the Securities Act, or any state securities laws, and therefore will be subject to restrictions on transferability and resale. The Company does not intend to register any of the New Notes under the Securities Act or the securities laws of any other jurisdiction and are not providing registration rights.

The New Notes are being offered only to holders of Existing Notes who are (a) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act, (b) institutional accredited investors, as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or (c) not “U.S. persons,” as defined in Rule 902 under the Securities Act and are in compliance with Regulation S under the Securities Act.

The foregoing is a summary of the material terms of the Exchange Offer and Consent Solicitation and does not purport to be complete.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell, purchase, or exchange, or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States or any other jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements that are based on current expectations, estimates, forecasts and projections about the Parent, the Parent’s future performance, the Parent’s business, the Parent’s beliefs and the Parent’s management’s assumptions. Words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume” and “continue” as well as variations of such words and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain such terms. These statements are not guarantees of future performance, and they involve certain risks, uncertainties and assumptions that are difficult to predict. The Parent has based its forward-looking statements on its management’s beliefs and assumptions based on information available to the Parent’s management at the time the statements are made. The Parent cautions you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by its forward-looking statements. More information regarding these risks and uncertainties and other important factors that could cause actual results to differ materially from those in the forward-looking statements is set forth in “Risk Factors” of the Parent’s Annual Report on Form 10-K for the year ended December 31, 2024. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, the Parent does not have any intention or obligation to update publicly any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Transaction Support Agreement, by and among Advantage Sales & Marketing Inc., the additional Company Parties party thereto and the Supporting Parties from time to time party thereto, dated February 6, 2026*

99.1	Certain Preliminary Financial Data, dated February 9, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and other attachments have been omitted from this filing and will be furnished to the Securities and Exchange Commission supplementally upon request.

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANTAGE SOLUTIONS INC.

Dated: February 9, 2026	By:	/s/ Christopher Growe
Christopher Growe
Chief Financial Officer